Pilgrim's Pride Corporation
Net Sales by Primary Market Line
for Quarter Ended:

The following table sets forth net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

Oct,2
2004(a)
Chicken Sales:
United States
Prepared Foods:
Foodservice	$463,163
Retail	$56,560
Total Prepared Foods	$519,723

Fresh Chicken:
Foodservice	$387,124
Retail	$181,765
Total Fresh Chicken	$568,889
Export and Other
Prepared Foods	$8,497
Chicken-Other	$61,357
Total Export and Other	$69,854
Total U.S. Chicken	$1,158,466

Mexico:	$93,797
Total Chicken Sales	$1,246,263

Total Prepared Foods	528,220

Turkey Sales:
Prepared Foods:
Foodservice	$18,610
Retail	$10,008
Total Prepared Foods	$28,618

Fresh Turkey:
Foodservice	$12,061
Retail	$28,298
Total Fresh Turkey	$40,359
Export and Other
Prepared Foods	$368
Turkey-Other	$3,187
Total Export and Other	$3,555

Total Turkey Sales	$72,532

Total Prepared Foods	$28,986

Sale of Other Products
U.S.	$156,155
Mexico	$5,504
Total Other Products	$167,659
Total Net Sales	$1,486,454

(a) The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date.

October 2,
2004 (a)

Chicken Sales:
U.S. Chicken Sales:
Prepared Foods:
Foodservice	40.0%
Retail	4.9%
Total Prepared Foods	44.9%

Fresh Chicken:
Foodservice	33.4%
Retail	15.7%
Total Fresh Chicken	49.1%
Export and Other
Prepared Foods	0.7%
Chicken-Other	5.3%
Total Export and Other	6.0%
Total U.S. Chicken	100.0%

Turkey Sales:
U.S. Turkey Sales:
Prepared Foods:
Foodservice	25.7%
Retail	13.8%
Total Prepared Foods	39.5%

Fresh Turkey:
Foodservice	16.6%
Retail	39.0%
Total Fresh Turkey	55.6%
Export and Other
Prepared Foods	0.5%
Turkey-Other	4.4%
Total Export and Other	4.9%
Total U.S. Turkey	100.0%

(a) The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date.

Pilgrim's Pride Corporation
Net Sales by Primary Market Line
for Fiscal Year ended:

The following table sets forth net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

Oct 2,
2004 (a)(b)

Chicken Sales:
United States
Prepared Foods:
Foodservice	$1,647,904
Retail	213,775
Total Prepared Foods	1,871,679

Fresh Chicken:
Foodservice	1,328,883
Retail	653,798
Total Fresh Chicken	1,982,681

Export and Other
Prepared Foods	34,735
Chicken-Other	212,611
Total Export and Other	247,346
Total U.S. Chicken	4,091,706

Mexico:	362,442
Total Chicken Sales	4,454,148

Total Prepared Foods	1,896,414

Turkey Sales:
Prepared Foods:
Foodservice	80,927
Retail	37,384
Total Prepared Foods	118,311

Fresh Turkey:
Foodservice	39,749
Retail	116,905
Total Fresh Turkey	156,654
Export and Other
Prepared Foods	1,949
Turkey-Other	9,338
Total Export and Other	11,287
Total Turkey Sales	286,252

Total Prepared Foods	120,260

Sales of Other Products
U.S.	600,091
Mexico	23,232
Total Sale of Other Products	623,323
Total Net Sales	$5,363,723

(a) The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date.

(b) Fiscal 2004 had 53 weeks.

Oct 2,
2004 (a)(b)

U.S. Chicken Sales:
Prepared Foods:
Foodservice	40.3%
Retail	5.2%
Total Prepared Foods	45.5%

Fresh Chicken:
Foodservice	32.5%
Retail	16.0%
Total Fresh Chicken	48.5%

Export and Other
Prepared Foods	0.8%
Fresh	5.2%
Total Export and Other	6.0%
Total U.S. Chicken	100.0%

Prepared Foods	46.3%

U.S. Turkey Sales:
Prepared Foods:
Foodservice	28.2%
Retail	13.1%
Total Prepared Foods	41.3%

Fresh Turkey:
Foodservice	13.9%
Retail	40.8%
Total Fresh Turkey	54.7%
Export and Other
Prepared Foods	0.7%
Fresh	3.3%
Total Export and Other	4.0%
Total U.S. Turkey	100.0%

Prepared Foods	42.0%

(a) The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date.

(b) Fiscal 2004 had 53 weeks.

Pilgrim's Pride Corporation
Statistical Management Discussion and Analysis
for quarters ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	10/02/04	7/3/2004	4/3/2004	1/3/2004 (a)(c)

United States
Chicken Operations:
U.S. Chicken Sales (000's)	$1,158,466	$1,121,073	$1,068,201	$743,966
U.S. Chicken Sales divided by U.S.Chicken Net Pounds Produced	$0.8168	$0.8421	$0.8257	$0.7905

U.S. Chicken Net Pounds Produced (000's)	1,418,228	1,331,322	1,293,636	941,181

Other Operations:
Other Sales (000's)	156,155	163,666	166,805	113,465

U.S. Chicken Sales & Other Sales Totals:
U.S. Chicken Sales & Other Sales (000's)	1,314,621	1,284,739	1,235,006	857,431

U.S. Chicken & Other Operating Income (000's)	150,755	116,930	69,787	52,006
U.S. Chicken & Other Operating Income as a percent of U.S. Chicken & Other Sales	11.47%	9.10%	5.65%	6.07%

Turkey

U.S. Turkey Sales (000's)	72,532	66,286	54,110	93,324
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$0.9524	$0.7293	$0.5853	$0.8998

U.S. Turkey Operating Income (000's) (b)	(15,432)	(78,121)	(11,341)	(15,760)
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	-21.28%	-117.85%	-20.96%	-16.89%

U.S. Turkey Net Pounds Produced (000's)	76,158	90,889	92,456	103,718

U.S. Summary

U.S. Sales (000's)	1,387,153	1,351,025	1,289,116	950,755
U.S. Cost of Sales (000's)	1,204,413	1,184,706	1,184,678	874,716
U.S. Gross Margin (000's)	182,740	166,319	104,438	76,039
U.S. Gross Margin as a percent of U.S. Sales	13.17%	12.31%	8.10%	8.00%

U.S. Selling, General and Administrative Expenses (000's)	63,054	63,605	45,992	37,793
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	4.55%	4.71%	3.57%	3.98%

Restructuring and Related Charges - Turkey	8,178	63,905
Insurance Proceeds - Turkey	23,815

U.S. Operating Income (000's) (b)	135,323	38,809	58,446	38,246
U.S. Operating Income as a percent of U.S. Sales	9.76%	2.87%	4.53%	4.02%

Mexico
Chicken Operations:
Mexico Chicken Sales (000's)	93,797	90,718	88,957	88,970
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.5772	$0.5851	$0.5760	$0.5057

Mexico Other Operations:
Mexico Other Sales (000's)	5,504	6,251	6,835	4,642

Mexico Chicken and Other Operating Income (000's)	555	(1,692)	2,997	(5,446)
Mexico Operating Income as a percent of Mexico Sales	0.56%	-1.74%	3.13%	-5.82%

Mexico Net Pounds Produced (000's)	162,490	155,038	154,432	175,922

Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions (000's)	1,252,263	1,211,791	1,157,158	832,936
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.7922	$0.8153	$0.7991	$0.7456

Chicken Net Pounds Produced from all Divisions (000's)	1,580,718	1,486,360	1,448,068	1,117,103

Other Operations:
Other Sales (000's)	161,659	169,917	173,640	118,107

Totals All Operations:
Total Net Sales (000's)	1,486,454	1,447,994	1,384,908	1,044,367
Total Cost of Sales (000's)	1,296,959	1,277,066	1,271,992	967,336
Gross Margin from all operations (000's)	189,495	170,928	112,916	77,031
Gross Margin from all operations as a percent of Total Net Sales	12.75%	11.80%	8.15%	7.38%

Total Selling, General and Administrative Expenses (000's)	69,254	69,906	51,473	46,231
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	4.66%	4.83%	3.72%	4.43%

Restructuring and Related Charges - Turkey	8,178	63,905
Insurance Proceeds - Turkey	23,815

Operating Income from all operations (000's) (b)	135,878	37,117	61,443	30,800
Operating Income from all operations as a percent of Total Net Sales	9.14%	2.56%	4.44%	2.95%

Avian Influenza Reimbursement (000's)	-	-	-
Vitamin Settlements (000's)	-	-	68	8
Total Adjustments (000'S)	-	-	68	8

Consolidated Adjusted Chicken and Turkey Operating Income (000's)	135,878	37,117	61,511	30,808
Consolidated Adjusted Chicken and Turkey Income as a percent of Total Net Sales	9.14%	2.56%	4.44%	2.95%

(a) The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date.

(b) Includes Turkey Restructuring and Related Charges of $8.2 million and $63.9 million.in quarters ended 10/2/2004 and 7/3/2004.

(c) 14 week Quarter.

Pilgrim's Pride Corporation
Statistical Management Discussion and Analysis
for fiscal year ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition included in our SEC filings".

10/2/2004 (a)(c)

United States
Chicken Operations:
U.S. Chicken Sales	4,091,706
U.S. Chicken Sales divided by U.S.Chicken Net Pounds Produced	$0.8209

U.S. Chicken Net Pounds Produced (000's)	4,984,368

Other Operations:
Other Sales	600,091

U.S. Chicken Sales & Other Sales Totals:
U.S. Chicken Sales & Other Sales	4,691,797

U.S. Chicken & Other Operating Income	389,478
Operating Income as a percent of U.S. Chicken Sales	8.30%

Turkey

U.S. Turkey Sales	286,252
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$0.7881

U.S. Turkey Operating Income (b)	(120,654)
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	-42.15%

U.S. Turkey Net Pounds Produced	363,221

U.S. Summary

U.S. Sales	4,978,049
U.S. Cost of Sales	4,448,513
U.S. Gross Margin	529,536
U.S. Gross Margin as a percent of U.S. Sales	10.64%

U.S. Selling, General and Administrative Expenses	212,444
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	4.27%

U.S. Operating Income (b)	268,824
U.S. Operating Income as a percent of U.S. Sales	5.40%

Mexico
Chicken Operations:
Mexico Chicken Sales	362,442
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.5594

Mexico Other Operations:
Mexico Other Sales	23,232

Mexico Chicken Operating Income	(3,586)
Mexico Operating Income as a percent of Mexico Sales	-0.93%

Mexico Net Pounds Produced	647,882

Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions	4,454,148
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.7908

Chicken Net Pounds Produced from all Divisions	5,632,250

Other Operations:
Other Sales	623,323

Totals All Operations:
Total Net Sales	5,363,723
Total Cost of Sales	4,813,353
Gross Margin from all operations	550,370
Gross Margin from all operations as a percent of Total Net Sales	10.26%

Total Selling, General and Administrative Expenses	236,864
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	4.42%

Restructuring and related costs - Turkey	72,083
Insurance Proceeds - Turkey	23,815

Operating Income from all operations (b)	265,238
Operating Income from all operations as a percent of Total Net Sales	4.95%

Avian Influenza Reimbursement (000's)
Vitamin Settlements (000's)	76
Total Adjustments (000'S)	76

Consolidated Adjusted Chicken and Turkey Operating Income (000's)	265,314
Consolidated Adjusted Chicken and Turkey Income as a percent of Total Net Sales	4.95%

(a) The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date.

(b) Includes Turkey Restructuring and Related Charges of $72.1 million in fiscal year ended 10/2/2004.

(c) Fiscal year ended 10/02/04 contains 53 weeks

Pilgrim's Pride Corporation Selected Financial Data for quarter ended:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

10/02/04

Income Statement Data:
Net sales	$1,486,454
Non-recurring recoveries	(23,815)
Turkey restructuring and related costs	8,178
Gross margin	205,132
Selling, general and administrative expenses	69,254
Operating income (loss) (a)	135,878
Interest expense, net	11,471
Miscellaneous, net	3,101
Income (loss) before income taxes and extraordinary charge	121,306
Income tax expense (benefit)	46,016
Income (loss) before extraordinary charge	75,290
Extraordinary charge - net of tax	-
Net income (loss)	$75,290

Per Common Share Data: (b)
Income (loss) before extraordinary charge	$1.13
Extraordinary charge - early repayment of debt	-
Net Income (loss)	$1.13
Cash dividends	$0.015
Book value	$13.87

Balance Sheet Summary:
Working capital	$383,726
Total assets	$2,245,989
Notes payable and current maturities of long-term debt	$8,428
Long-term debt, less current maturities	$535,866
Total debt	$544,294
Senior secured debt (included in Total Debt)	$-
Total stockholders' equity	$922,956

Cash Flow Summary:
Operating cash flow	$45,381
Depreciation & amortization (c)	$26,854
Capital expenditures	$23,805
Business acquisitions	$28,734
Financing activities, net	$(56,172)

Cashflow Ratios:
EBITDA (d)	$159,096
EBITDA (last four qtrs.)	$372,501

Key Indicators (as a percentage of net sales):
Gross margin	13.8%
Selling, general and administrative expenses	4.7%
Operating income (loss)	9.1%
Interest expense, net	0.8%
Net income (loss)	5.1%

(a) Includes Turkey restructuring-related charges of $8.2 million.

(b) Per share amounts represent both basic and diluted.

(c) Includes amortization of capitalized financing costs of approximately	$535

(d) EBITDA is defined as the sum of net income (loss) before extraordinary charges, interest, taxes, depreciation and amortization.  EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies.  EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with generally accepted accounting principles.  EBITDA is calculated as follows:

Net Income	$75,290
Add:
Extraordinary charge-net of tax	-
Income Tax Expense (benefit)	46,016
Interest expense, net	11,471
Depreciation and amortization	26,854
Minus:
Amortization of capitalized financing costs	535
EBITDA	$159,096

Pilgrim's Pride Corporation
Selected Financial Data
for fiscal year ended:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

2004 (a)(b)

Income Statement Data:
Net sales	$5,363,723
Non-recurring recoveries	(23,891)
Turkey restructuring and related charges	72,083
Gross margin	510,101
Selling, general and administrative expenses	236,864
Operating income (loss)	265,314
Interest expense, net	52,129
Miscellaneous, net	4,650
Income (loss) before income taxes and extraordinary charge	208,535
Income tax expense (benefit)	80,195
Income (loss) before extraordinary charge	128,340
Extraordinary charge - net of tax	-
Net income (loss)	$128,340

Per Common Share Data: (c)
Income (loss) before extraordinary charge	$2.05
Extraordinary charge - early repayment of debt	$-
Net Income (loss)	$2.05
Cash dividends	$0.060
Book value	$13.87

Balance Sheet Summary:
Working capital	$383,726
Total assets	$2,245,989
Notes payable and current maturities of long-term debt	$8,428
Long-term debt, less current maturities	$535,866
Total debt	$544,294
Senior secured debt (included in Total Debt)	$-
Total stockholders' equity	$922,956

Cash Flow Summary:
Operating cash flow	$272,404
Depreciation & amortization (d)	$113,788
Capital expenditures	$79,642
Business acquisitions	$272,097
Financing activities, net	$96,665

Cashflow Ratios:
EBITDA (e)	$372,501
EBITDA /interest expense, net	7.15

Key Indicators (as a percentage of net sales):
Gross margin	9.5%
Selling, general and administrative expenses	4.4%
Operating income (loss)	4.9%
Interest expense, net	1.0%
Net income (loss)	2.4%

(a) The Company acquired the Conagra Chicken Division on November 23, 2003 for $635.2 including the non-cash value of common stock issued of $357.5 million. The acquisition has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since the acquisition date.

(b) Fiscal 2004 had 53 weeks.

(c) Historical per share amounts represent both basic and diluted.

(d) Includes amortization of capitalized financing costs of approximately	$1,951

(e) “EBITDA” is defined as the sum of net income (loss) before extraordinary charges, interest, taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies. EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with generally accepted accounting principles. EBITDA is calculated as follows:

Net Income	$128,340
Add:
Income Tax Expense (benefit)	80,195
Interest expense, net	52,129
Depreciation and amortization	113,788
Minus:
Amortization of capitalized financing costs	1,951
EBITDA	$372,501